21
                  SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       X
Filed by a Party other than the Registrant   n

Check the appropriate box:
X  Preliminary Proxy Statement
n  Definitive Proxy Statement
n Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
n  Definitive Additional Materials
n  Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

                      ARNOX CORPORATION
      (Name of Registrant as Specified in its Charter)

                   Capston Network Company
           (Name of Person Filing Proxy Statement)

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n  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1)
   or 14a-6(i)(2)
n $500 for each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
n  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-
   11.
   (1)Title of each class of securities to which transaction applies:
   (2)Aggregate number of securities to which transaction applies:
   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
   (4)Proposed maximum aggregate value of transaction:
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n  Fee paid previously with preliminary materials.
n Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)Amount previously paid:
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Dear Fellow Stockholders;

    You are cordially invited to attend a Special Meeting of the Stockholders (the "Meeting") of ARNOX CORPORATION, an inactive Delaware corporation ("Arnox" or the "Company"). The Meeting will be held at 3:00: p.m. on Monday, March 10, 1997, in the Cardita Room of the Sheraton at Sand Key Resort, 1160 Gulf Blvd., Clearwater Beach, Florida.

    As you may recall, in a Proxy Statement dated June 13, 1996, Capston Network Company ("Capston") sought stockholder approval of a financial restructuring plan for Arnox that contemplated a 1 for 10 reverse split and the issuance of a 90% equity interest in the Company to the stockholders of an unidentified privately-held company. The plan proposed by Capston was ultimately approved by the holders of a majority of the issued and outstanding common stock of the Company and Capston has been actively seeking a business combination opportunity for the Company since August 16, 1996.

    As a result of conversations with the management of several potential acquisition candidates, Capston has determined that the original plan has a number of features that will make difficult, if not impossible, to arrange a suitable business combination transaction. First, the plan approved by the Stockholders does not provide for an optimal capital structure for the Company. Instead, it leaves the existing capital structure of the Company intact. Second, the Revised Plan does not provide for the payment of finders fees and other third-party costs in the event that a suitable business combination opportunity is identified and a combination transaction is negotiated. Third, the Revised Plan does not provide for any payments to Capston in the event that a suitable business combination opportunity is identified and a combination transaction is negotiated. Finally, the plan does not authorize Capston to enter into a transaction on behalf of the Company. Rather it merely authorizes Capston to seek out a suitable business combination and then present the details of the proposed transaction for a second stockholder vote.

    As a result of these discussions, Capston has developed a revised plan (the "REVISED" Plan") whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets. If this Revised Plan is successfully implemented, you may be able to salvage some of the value that your Arnox shares once represented. However, Capston cannot go forward with the Revised Plan without first obtaining stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

    While the elements of the Revised Plan will be presented to Stockholders as separate proposals, the Revised Plan is an integrated whole and if all elements of the Revised Plan are not approved, Capston may elect to abandon the Revised Plan in its entirety. The specific matters to be considered by the Stockholders are:

1. To elect a person designated by Capston to serve as the sole member of the Board of Directors until the next annual
Meeting of stockholders, or until her successor is elected and qualified;

2. To consider and vote upon proposed an Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of one (1) share of new Common Stock for each 11.4642 shares presently outstanding so that immediately thereafter the Company will have a total of 300,000 shares issued and outstanding;

3.  To  consider and vote upon a proposal to  issue  200,000 shares of Common Stock to persons designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan;

4. To consider and vote upon a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect.

5. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to (i) change the Company's name and (ii) issue up to 9,500,000 shares of Common Stock to unrelated third parties, all without prior stockholder approval, in connection with a business combination transaction of the type contemplated by the Revised Plan; and

6. To consider and vote upon a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock of the Company to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock.

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO PROMPTLY MARK YOUR VOTE, SIGN, DATE, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AND YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES. A STOCKHOLDER MAY REVOKE A PROXY BY DELIVERING TO CAPSTON A WRITTEN NOTICE OF REVOCATION, DELIVERING TO CAPSTON A SIGNED PROXY OF A LATER DATE OR APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.


_______________________________
Capston Network Company
Sally A. Fonner, President
                      ARNOX CORPORATION
                  1612 North Osceola Avenue
                  Clearwater, Florida 34615

          NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                To Be Held on March 10, 1997

    Pursuant to 312(h) of the General Corporation Law of Delaware, notice is hereby given that a Special Meeting of the Stockholders of ARNOX CORPORATION, an inactive Delaware corporation ("Arnox" or the "Company"), will be held at 3:00 p.m. on Monday, March 10, 1997, in the Cardita Room of the Sheraton at Sand Key Resort, 1160 Gulf Blvd., Clearwater Beach, Florida, for the following purposes:

1. To elect a person designated by Capston to serve as the sole member of the Board of Directors until the next annual
Meeting of stockholders, or until her successor is elected and qualified;

2. To consider and vote upon proposed an Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of one (1) share of new Common Stock for each 11.4642 shares presently outstanding so that immediately thereafter the Company will have a total of 300,000 shares issued and outstanding;

3.  To  consider and vote upon a proposal to  issue  200,000 shares of Common Stock to persons designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan;

4. To consider and vote upon a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders. who introduce the Company to a suitable acquisition prospect.

5. Consider and vote upon a proposal that will give the Board of Directors discretionary authority to (i) change the Company's name and (ii) issue up to 9,500,000 shares of Common Stock to unrelated third parties, all without prior stockholder approval, in connection with a business combination transaction of the type contemplated by the Revised Plan; and

6. To consider and vote upon a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock of the Company to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock.

    A record of stockholders has been taken as of the close of business on January 31, 1997, and only those stockholders of record on that date will be entitled to notice of and to vote at the Meeting. A stockholders' list will be available commencing February 3, 1997, and may be inspected during normal business hours prior to the Meeting at the offices of the Company, 1612 North Osceola Avenue, Clearwater, Florida 34615.

    If you do not expect to be present at the Meeting, please mark your vote, sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope which has been provided for your convenience. The prompt return of proxies will ensure the presence of a quorum and save Capston the expense of further solicitation.

                                        By Order of Capston
                                        Network Co.
                                        Sally A. Fonner,
                                        President
                                        Clearwater, Florida
                                        January 31, 1997
                       PROXY STATEMENT

    This proxy statement is being mailed to all known Stockholders of ARNOX CORPORATION ("Arnox" or the "Company") commencing on or about February 12, 1997, in connection with the solicitation by Capston Network, Co. ("Capston") of proxies to be voted at a Special Meeting of Stockholders(the "Meeting") to be held in Clearwater Beach, Florida on Monday, March 10, 1997, and at any adjournment thereof. The Meeting has been called by Capston pursuant to 312(h) of the General Corporation Law of Delaware for the purpose of considering a plan proposed by Capston (the "Revised Plan") whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company.

    Proxies will be voted in accordance with the directions specified thereon and do not confer discretionary authority on any person. Any proxy on which no direction is specified will be voted in favor of all proposals. A Stockholder may revoke a proxy at any time prior to the start of the meeting by delivering to Capston of a written notice of revocation, delivering to Capston a signed proxy of a later date or by appearing at the Meeting and voting in person. Notices of revocation and replacement Proxies that are not actually received by Capston prior to the start of the meeting will be void and of no force and effect.

    As of December 31, 1996, there were issued, outstanding and entitled to vote 3,439,247 shares of common stock of the Company ("Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter presented for consideration by the Stockholders. Under the Company's By-Laws, the presence, in person or by proxy, of shares entitled to cast a combined total of 1,719,6246 votes will constitute a quorum. According to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, there are 1,816 stockholders entitled to vote. With the exception of Capston Network Company, no stockholder has indicated a pre-approval of the proposals described in this Proxy Statement.

      The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date (the "Quorum"). Shares that are voted "FOR", "AGAINST" or "ABSTAIN" in any matter are treated as being present at the meeting for purposes of establishing the Quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Meeting (the "Votes Cast") with respect to a particular matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Background Information

    In a Proxy Statement dated June 13, 1996, Capston Network Company ("CAPSTON") sought stockholder approval of a financial restructuring plan for Arnox that contemplated a 1 for 10 reverse split and the issuance of a 90% equity interest in the Company to the stockholders of an unidentified privately-held company. The plan proposed by Capston was ultimately approved by the holders of a majority of the issued and outstanding common stock of the Company and Capston has been actively seeking a business combination opportunity for the Company since August 16, 1996.

    As a result of conversations with the management of several potential acquisition targets, Capston has determined that the original plan has a number of features that will make difficult, if not impossible, to arrange a suitable business combination transaction. First, the plan approved by the Stockholders does not provide for an optimal capital structure for the Company. Instead, it leaves the existing capital structure intact. Second, the Revised Plan does not provide for the payment of finders fees and other costs in the event that a suitable business combination opportunity is identified and a combination transaction is negotiated. Third, the Revised Plan does not provide for significant payments to Capston in the event that a suitable business combination opportunity is identified and a combination transaction is negotiated. Finally, the plan does not authorize Capston to enter into a transaction on behalf of the Company. Rather it merely authorizes Capston to seek out a suitable business combination and then present the details of the proposed transaction for a second stockholder vote.

    As a result, Capston has developed a revised plan (the "REVISED Plan") whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets. If this Revised Plan is successfully implemented, you may be able to salvage some of the value that your Arnox shares once represented. However, Capston cannot go forward with the Revised Plan without first obtaining stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

Proposed Operations

    While the Company has no assets, liabilities, management or ongoing operations and has not engaged in any business activities since September 1989, Capston believes that it may be possible to recover some value for the Stockholders through the adoption and implementation of a Revised Plan whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets.

    Capston believes the Company will offer owners of a suitable privately-held company the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than would otherwise be required to conduct an initial public offering. Nevertheless, Capston is not aware of any empirical statistical data that would independently confirm or quantify Capston's beliefs concerning the perceived value of a merger or acquisition transaction for the owners of a suitable privately-held company. The owners of any existing business selected for a business combination with the Company will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing the a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with any future reporting under the Exchange Act and registrations under the Securities Act.

    If the Revised Plan is approved by the Stockholders, the Company will be fully reactivated and then used as a corporate vehicle to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately-held company or other business opportunity presented to it by persons or firms that seek the perceived advantages of a publicly held corporation. The business operations proposed in the Revised Plan are sometimes referred to as a "blind pool" because Stockholders will not ordinarily have an opportunity to analyze the various business opportunities presented to the Company, or to approve or disapprove the terms of any business combination transaction that may be negotiated by Capston on behalf of the Company. Consequently, the Company's potential success will be heavily dependent on the efforts and abilities of Capston and its officers, directors and consultants, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction. Capston and its officers, directors and consultants have had limited experience in the proposed business of the Company. Although Capston believes that the Company will be able to enter into a business combination transaction within 12 months after the approval of the Revised Plan by the Stockholders, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. The Company will not restrict its search to any specific business, industry or geographical location, and the Company may participate in a business venture of virtually any kind or nature.

    Capston and its officers, directors and consultants anticipate that the selection of a business opportunity for the Company will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, Capston believes that there are numerous privately-held companies seeking the perceived benefits of a publicly traded corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity or may be sought, providing liquidity for the principals of the business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity for all stockholders and other factors.

    Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Capston anticipates that the Company will be able to participate in only one business venture. This lack of diversification should be considered a substantial risk inherent in the Revised Plan because it will not permit the Company to offset potential losses from one venture against gains from another. Moreover, due to the Company's lack of any meaningful financial, managerial or other resources, Capston believes the Company will not be viewed as a suitable business combination partner for either developing companies or established business that are in need of substantial additional capital.

Acquisition Opportunities

     In implementing a particular business combination transaction, the Company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity. It may also purchase stock or assets of an existing business. After the consummation of a business combination transaction, it is likely that the present Stockholders of the Company will only own a small minority interest in the combined companies. In addition, as part of the terms of the acquisition transaction, all of the Company's officers and directors will ordinarily resign and be replaced by new officers and directors without a vote of the Stockholders. Capston does not intend to obtain the approval of the Stockholders prior to consummating any acquisition other than a statutory merger that requires a Stockholder vote. Capston and its officers, directors and consultants do not intend to sell any shares held by them in connection with a business acquisition.

    It is anticipated that any securities issued in a business combination transaction will be issued in reliance on exemptions from registration under applicable Federal and state securities laws. In some circumstances, however, as a negotiated element of a business combination, the Company may agree to register such securities either at the time the transaction is consummated or at some specified time thereafter. The issuance of substantial additional securities and their potential sale into any trading market that may develop may have a depressive effect on such market. While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so called "tax free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to obtain tax free treatment under the Code, it may be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the stockholders of the Company would retain less than 20% of the issued and outstanding shares of the combined companies, which could result in significant dilution in the equity of such stockholders. The Company intends to structure any business combination in such manner as to minimize Federal and state tax consequences to the Company and any target company.

    As part of the Company's investigation of potential business opportunities, Capston and its officers, directors and consultants will ordinarily meet personally with management and key personnel, may visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check reference of management and key personnel, and take other reasonable investigative measures, to the extent of the Company's limited resources and Capston's limited expertise. The manner in which the Company participates in an opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties and the relative negotiating strength of the Company and such other management.

    With respect to any business combination negotiations, Capston will ordinarily focus on the percentage of the Company which target company stockholders would acquire in exchange for their ownership interest in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's stockholders will in all likelihood only own a small minority interest in the combined companies upon completion of the business combination transaction. Any business combination effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's current Stockholders.

    Upon completion of a business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies.

    It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity the costs incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss of the Company of the related costs incurred.

Exemption from Rule 419

    As an existing Registrant under the Exchange Act, the Company's proposed activities are not subject to SEC Rule 419 which was adopted to strengthen the regulation of "blind pool" companies which Congress has found to have been common vehicles for fraud and manipulation in the penny stock market. The Company is not subject to Rule 419 because it is not offering stock to the public in an offering registered under the Securities Act. Accordingly, Stockholders are not entitled to the substantive protection provided by Rule 419.

Fees to Capston and Others

    Expense Reimbursement. No cash compensation has been paid or accrued to Capston or any of its officers, director or consultants to date. Under the Revised Plan, Capston and its officers, directors and consultants will be entitled to reimbursement for the actual out-of-pocket expenses incurred in connection with the reinstatement of the Company's certificate of incorporation, the preparation and filing of the Company's reports under the Exchange Act and the negotiation of a business combination transaction, but they will not be entitled to any cash compensation in connection with services rendered prior to the closing of a business combination. Moreover, any such reimbursement will be subject to the express approval of the owners of the business opportunity acquired by the Company.

    Stock Issuance. Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement under the Securities Act to register 200,000 shares of Common Stock that will be issuable to persons designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan. Therefore, if Capston is successful in arranging a business combination for the Company, approximately forty percent (40%) of the net value derived by the Company's Stockholders will vest in Capston and its officers, directors and consultants and the remaining sixty percent (60%) will inure to the benefit of the existing Stockholders of the Company.

    Finder's Fees. As is customary in the industry, the Company may pay a finder's fees to unrelated third parties who introduce the Company to a suitable acquisition prospect. If any such fee is paid, it will be approved by the Company's Board of Directors and will be in accordance with the standards discussed below. Finder's fees are customarily between 1% and 5% of the total transaction value, based upon a sliding scale of the amount involved. The traditional "Lehman Formula" for calculating finder's fees is 5% of the first $1 million in transaction value, plus 4% of the second $1 million, plus 3% of the third $1 million, plus 2% of the fourth $1 million plus 1% of any transaction value in excess of $4 million. In Capston's opinion, the traditional Lehman Formula finder's fee minimizes the economic incentive of finder's who are involved in larger transactions. Therefore, if the Revised Plan is approved by Stockholders, Capston intends to offer a "reversed stretched Lehman fee" to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the reversed stretched Lehman formula proposed by Capston, the finder will receive 1% of the first $2 million in transaction value, 2% of the second $2 million in transaction value, 3% of the third $2 million in transaction value, 4% of the fourth $2 million in transaction value and 5% of any transaction value in excess of $8 million. Since the Company does not have sufficient financial resources to pay such a finder's fee in cash, it is anticipated that any finder's fees will be paid with shares of the Company's Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finder's fees will be paid to Capston or any of its officers, directors, employees, agents or affiliates without the prior consent of the Stockholders.

                        RISK FACTORS

    The Revised Plan proposed by Capston involves a high degree of risk. Stockholders should carefully consider the following factors, among others, before executing the form of Proxy enclosed herewith.

    No Recent Operating History. The Company has no assets, liabilities, management or ongoing operations and has not engaged in any business activities since February 1989. Even if the Capston Revised Plan is approved by the Stockholders, the Company will be subject to all of the risks inherent in the commencement of a new business enterprise with new management. There can be no assurance that the Company will be able to acquire an operating business or that such business if acquired, will prove to be profitable. Although Capston and its officers, directors and consultants have had experience with respect to business acquisitions, the Company has no recent operating history to aid stockholders in making an informed judgment regarding the merits of the Revised Plan. As of the date of this Proxy Statement, Capston has not entered into any arrangement for, nor is it presently negotiating with respect to, an acquisition of any operating business.

    No Specific Acquisition Revised Plans. The Company intends to engage as soon as is reasonably possible, in the search for and evaluation of potential acquisition opportunities, but it will not engage in the business of investing, reinvesting, owning, holding, or trading securities. Capston has made no specific acquisition plans and no specific industry or area of business has been selected for investment. There is no assurance Capston and its officers, directors and consultants will possess the experience and skills necessary to make an informed judgment about any business or industry that may be chosen. Accordingly, the nature of the Revised Plan involves an extremely high degree of risk and the Common Stock is not a suitable investment for anyone who cannot afford the loss of his entire investment.

    Blind Pool. Since Capston has not identified, or taken any steps toward the acquisition of, any specific operating business, ownership of the Common Stock involves an extremely high degree of risk. The Company's proposed business is, in fact, a Blind Pool over which the
Stockholders will have no meaningful control. It is anticipated that under most circumstances stockholders will not be afforded the opportunity to evaluate the merits of a proposed business combination transaction. Therefore, Stockholders must rely upon Capston to identify an acquisition target and negotiate the terms of a business combination transaction. If Capston is successful in its efforts to identify an acquisition target and negotiate the terms of a business combination transaction, stockholders will not ordinarily be afforded the opportunity vote or otherwise grant or withhold consent to the proposed transaction. Moreover, in the event that a business combination transaction is effected in the form of a Oreverse takeoverO shareholders and prospective investors will not receive full Exchange Act disclosure relating to the business and financial affairs of the target company until Arnox files its Annual Report on Form 10-K for the year of the business combination transaction. Accordingly, Stockholders must rely upon the abilities of Capston and its officers, directors and consultants Nevertheless,. the Company will be required to file a Form 8-K to disclose limited information concerning the acquisition, including financial information on the acquired company, within 15 days after the closing of the acquisition.

    Limited Assets of the Company. As of the date of this Proxy Statement, the Company has no substantial assets and it is not anticipated that the Company will acquire any substantial assets other than the assets of any business opportunity it may acquire. Any business activity the Company may eventually undertake will require substantial capital. Since the Company does not know which type of business it will acquire or the capital requirements for such business, there can be no representations respecting the future capital needs of the Company.

    Potential Need for Additional Financing. Capston intends to advance funds from time to time to help defray the Company's operating costs, including the cost of professionals retained by the Company, costs associated with complying with filing requirements of the SEC and costs associated with investigating and evaluating proposed acquisitions. These advances will be recorded as liabilities on the books of the Company and will be reimbursed to Capston upon successful completion of a business combination transaction. There is no assurance that Capston will have sufficient resources to advance all required expenses and if Capston's resources are insufficient, the Company may be required to seek capital. No assurance can be given that the Company will be able to obtain additional capital or, that any funds will be available on terms acceptable to the Company.

    Intense Competition. The Company is and will continue to be an insignificant participant in the business of seeking business opportunities. A large number of established and well-financed entities, including venture capital firms, have recently increased their merger and acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

    Dependence on Part-Time Management. The Company has no employees as of the date hereof. Accordingly, the Company's success will be largely dependent on the decisions made by Capston and its officers, directors and consultants, none of whom will devote their full time to the affairs of the Company.

     Experience of Capston. Although Capston and its officers, directors and consultants have general business, finance and acquisition experience, Stockholders should be aware that Capston and its officers, directors and consultants are not expected to have any significant experience in operating such business as the Company might choose to acquire. Accordingly, the Company will be required to obtain outside professionals to assist them initially in assessing the merits and risks of any proposed acquisition and thereafter in operating any acquired business. No assurance can be made that the Company will be able to obtain such assistance on terms acceptable to the Company.

     No Assurance of Acquisition of Operating Entity. Although the Company proposes to combine with an existing, privately held business which may or may not be profitable but which is believed to have profitable growth potential (irrespective of the industry in which such company engages) and although Capston has received inquires from several companies seeking to combine with publicly held "shells" and/or blind pools, neither the Company nor Capston has solicited any proposals regarding the Company's combination with another business. There are no assurances that Capston and its officers, directors and consultants will be able to locate a suitable combination partner or that a combination can be structured on terms acceptable to the Company.

     Control of Combination Procedure by Capston. A combination of the Company with another entity may be structured as a merger or consolidation or involve the direct issuance of the Company's Common Stock in exchange for the other company's stock or assets. The General Corporation Law of Delaware requires the affirmative vote of the holders of at least a majority of the outstanding shares of a Delaware corporation's capital stock to approve a merger or consolidation, except in certain situations in which no vote of the stockholders is necessary. Since stockholder approval is not required in connection with the issuance of stock in exchange for stock or assets and since the Revised Plan will specifically authorize the issuance of up to 9,500,000 shares of Common Stock, without prior Stockholder approval, in connection with a business combination transaction, it is anticipated that Capston will have complete control over the Company's combination policies and procedures.

    Dilution Resulting from Combination. It is anticipated that any entity which satisfies the Company's combination suitability standards will possess assets and other indicia of value substantially greater than those of the Company. Consequently, any combination will almost certainly result in a substantial dilution in the percentage of equity ownership and voting power of holders of the Company's Common Stock as stockholders of the combined enterprise. In the aggregate, holders of the Company's Common Stock will probably own a small minority percentage of the combined enterprise's voting securities, with a concomitant reduction in their power to elect directors and otherwise to influence management policy.

    Likely Change in Control. The successful completion of a merger or acquisition will likely result in a change of control resulting from the issuance of a large number of shares of the Company's authorized and unissued Common
Stock. Any such change in control is also likely to result in the resignation or removal of the Company's present Officers and Directors. In such an event, no assurance can be given as to the experience or qualification of such persons either in the operation of the Company's activities or in the operation of the business, assets or property being acquired, although it is likely that successor management will have greater experience in the business of the combined companies than Capston and its advisors.

    No Market Research. The Company has neither conducted nor have others made available to it results of market research concerning the availability of potential business opportunities. Therefore, Capston and its advisors can offer no assurances that market demand exists for an acquisition or merger as contemplated by the Company. Capston and its advisors have not identified any particular industry or specific business within an industry for evaluation by the Company. There is no assurance the Company will be able to acquire a business opportunity on favorable terms

    Lack of Diversification. In the event the Capston and its advisors are successful in identifying and evaluating a suitable business opportunity, the Company will in all likelihood be required to issue its Common Stock in an acquisition or merger transaction. Inasmuch as the Company's cash is limited and the issuance of additional Common Stock will result in a dilution of interest for present stockholders, it is unlikely the Company will be capable of negotiating more than one acquisition or merger. Consequently, the Company's lack of diversification may subject it to economic fluctuation within a particular industry in which an acquired enterprise conducts business.

     Potential Conflicts of Interest. Capston and its advisors are all engaged full-time in other business activities, some of which may be competitive with the proposed business activities of the Company. In particular, Capston's principal business involves the restructuring of defunct public companies as clean public shells for the purpose of effecting business combination with a suitable operating companies. To the extent that Capston and its advisors have fiduciary duties to such other business activities, possible conflicts of interest may arise or may appear to exist in respect to the possible diversion of corporate opportunities to other entities with which they are or may become associated. No assurance can be given that any such potential conflicts of interest will not cause the Company to lose potential opportunities.

    No Market Maker. The Company's securities may be quoted on NASD's Electronic Bulletin Board which reports quotations by brokers or dealers making a market in particular securities. The Company has no agreement with any broker or dealer to act as a market maker for the Company's securities and there is no assurance Capston and its advisors will be successful in obtaining a market maker.

    No Assurance of Public Market. Prior to this Proxy Statement, there has been no public market for the Common Stock and there is no assurance that a public market will ever develop. If a trading market does in fact develop for the Common Stock, there is a possibility that it will not be sustained and Stockholders may have difficulty in selling their Common Stock in the future at any price.

    Possible Issuance of Additional Shares. If the Revised Plan is approved by the Stockholders, the Company's Certificate of Incorporation will authorize the issuance of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Any Preferred Stock that is subsequently issued by the Company may be subject to conversion into Common Stock on terms approved by the Board of Directors. If the Revised Plan is approved by the Stockholders, approximately 98% of the Company's authorized shares of Common Stock will remain unissued. The Revised Plan specifically contemplates the issuance of up to
   9,500,000 shares of Common Stock to unrelated third parties in connection with a business combination transaction. Moreover, after completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock without stockholder approval. Although the Company currently has no commitments, contracts or intentions to issue any additional shares, Stockholders should be aware that any such issuance may result in a reduction of the book value or market price, if any, of the outstanding shares of Common Stock. If the Company issues additional shares, such issuances will also cause a reduction in the proportionate ownership and voting power of all other Stockholders. Further, any new issuance of shares of Common Stock may result in a change of control of the Company. If any acquisition resulted in a change of control, there can be no assurance as to the experience or qualifications of those new persons involved in either the management of the Company or of the business being acquired. In that event, future operations of the Company and the payment of dividends, if any, would be wholly dependent upon such persons.

    No Assurance of Dividends. The Company has not paid any dividends upon its Common Stock, and by reason of its present financial status and its contemplated financial requirements, does not contemplate paying any dividends in the foreseeable future.

                    ELECTION OF DIRECTOR

    Since Capston only effected a renewal, revival and restoration of the Company's certificate of incorporation in June of 1996, there are presently no members of the Board of Directors and it will be necessary to appoint at least one person to serve as a director of the Company to serve, subject to the provisions of the by-laws of the Company, until the next annual Meeting of the Stockholders, and until the election and qualification of a successor board of directors. Capston's sole nominee for membership on the Board of Directors is Ms. Sally A. Fonner, the principal stockholder and president of Capston. A brief account of Ms. Fonner's business experience and education follows:

    Ms. Sally A. Fonner, age 48, has been an independently employed business consultant for most of the past fifteen years. She graduated from Stephens University in 1969 with a Bachelor of Arts Degree in Social Systems. After a stint in the private sector, Ms. Fonner returned to further her education and obtained her MBA Degree from the Executive Program of the University of Illinois in 1979. In many of her assignments as a business consultant, she is frequently engaged in dealings which involve financiers and large monetary transactions. Currently, Ms. Fonner has been engaged for the last two years in the complex area of financing rehabilitation providers.

      Board and Committee Activity, Structure and Compensation. As Capston's representative, Ms. Fonner will receive no compensation for serving on the Board of Directors, although she will likely be allocated a substantial portion of the 200,000 compensation shares provided for in the Revised Plan. After the completion of a business combination transaction, directors who are not a salaried employees of the Company will likely receive a cash stipend for attending Meetings of the Board, together with reimbursement for expenses incurred in connection with attending each such Meeting. The Company does not currently have any standing committees; however, it is expected that the Board will likely designate an Executive Committee, a Compensation Committee and an Audit Committee after the completion of a business combination transaction.

Stockholders Entitled to Vote and Vote Required.

   Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock represented and voting at the Meeting, in person or by proxy.



CAPSTON ASKS ALL STOCKHOLDERS TO VOTE FOR THE ELECTION OF MS. FONNER TO SERVE AS THE SOLE DIRECTOR OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST ONE OR MORE PROPOSALS OR EXPRESSLY ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY
ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                   PROPOSED REVERSE SPLIT

    At the date of this Proxy Statement, the Company has an aggregate of 3,439,247 shares of Common Stock issued and outstanding. Since (i) Capston believes that the owners of a suitable target company will ordinarily want to control between 80% and 95% of the Company's Common Stock upon the completion of a business combination transaction, and (ii) Capston believes an ultimate capitalization in the 2,500,000 to 5,000,000 share range is appropriate for a small public Company and that a capitalization of 5,000,000 to 10,000,000 shares is appropriate for a larger Company , Capston believes that it will be in the best interest of the Company and its Stockholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a reverse split. Capston believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined companies, and reduce the market volatility of the Common Stock of the combined companies. These changes, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and larger brokerage firms. These goals, if achieved, are expected to enhance the Company's ability to raise additional equity capital, and attract new market makers and institutional stockholders.

    Capston believes that the proposed reverse split will be beneficial to the Company by significantly reducing the number of issued and outstanding shares of Common Stock, reducing the expected level of price volatility, and otherwise stabilizing the anticipated market price of the Common Stock. Capston also believes the proposed reverse split would increase the Company's posture and relative worth of its shares in the eyes of the investment community, although there is a risk that the market may not adjust the price of the Company's Common Stock by the ratio of a reverse split. Capston is aware of instances where only modest price appreciation per share has resulted from a reverse stock split. Trading in the Common Stock thereafter will be at prices determined by supply and demand and prevailing market conditions, which will not necessarily result in the Common Stock of the Company maintaining a market price in proportion to the reverse split effected.

    The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not effect the registration of the Common Stock under the Act, and the Company has no present intention of terminating its registration under the Act in order to become a "private" company.

    Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of Common Stock. Accordingly, upon the Effective Date of a reverse split, each holder of record of new shares would be entitled to one vote for each new share held at each Meeting of the Stockholders in respect to any matter on which Stockholders have the right to vote. Stockholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares of Common Stock. Holders would be entitled to receive, when and as declared by the Company's Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the Company.

    No fractional new shares will be issued. Each holder of less than 11.4642 shares, after exchange of all other old shares held by the holder, will be issued one (1) new share in exchange for such remaining old shares.
    As soon as practical after the Effective Date of a reverse split, the Company will mail letters of transmittal to each holder of record of a stock certificate or certificates which represents issued shares of Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's transfer agent in exchange for the certificates representing the number of whole shares of new Common Stock into which the shares of Common Stock have been converted as a result of a reverse split. No payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's transfer agent.

Stockholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed reverse split. Stockholders have no right under Delaware law or the Certificate of Incorporation to dissent from a reverse split


    CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED REVERSE SPLIT. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED REVERSE SPLIT UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

               ISSUANCE OF COMPENSATION SHARES

    As part of the Revised Plan, Capston proposes to issue a total of 200,000 shares of Common Stock ("Compensation Shares") to individuals designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan. The purpose of this proposed grant of Compensation Shares is to increase the personal stake of the Grantees in the Company since the Company's long-term business objectives will be dependent in large part upon their efforts, expertise and abilities.

    Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement to register the 200,000 Compensation Shares under the Securities Act. Thereafter, the Compensation Shares will be issued from time to time to individuals designated by Capston who have materially participated in the implementation of the Revised Plan. Such shares will not, however, be issued to finders or for services rendered in a capital raising transaction. If Capston is successful in arranging a business combination for the Company, approximately forty percent (40%) of the net value derived by the Company's Stockholders will vest in Capston and its officers, directors and consultants and the remaining sixty percent (60%) will inure to the benefit of the existing Stockholders of the Company.

    A Grantee will recognize income for federal tax purposes at the time the Compensation Shares are issued. In general, the amount of ordinary income recognized by a Grantee will equal the fair market value of the Compensation Shares on the date of grant. Gain or loss (if any) from a disposition of Compensation Shares after the Grantee recognizes ordinary income will generally constitute short or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the Grantee recognizes ordinary income on the Compensation Shares.

Stockholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed issuance of 200,000 Compensation Shares to persons designated by Capston.


    CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED ISSUANCE OF 200,000 COMPENSATION SHARES. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED ISSUANCE OF COMPENSATION SHARES UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

              APPROVAL OF FINDER'S FEE FORMULA

    As is customary in the industry, the Revised Plan contemplates the payment of finder's fees to unrelated third parties who introduce the Company to a suitable acquisition prospect. If any such fee is paid, it will be approved by the Company's Board of Directors and will be in accordance with the standards discussed below.

    Finder's fees are customarily between 1% and 5% of the total transaction value, based upon a sliding scale of the amount involved. The traditional "Lehman Formula" for calculating finder's fees is 5% of the first $1 million in transaction value, plus 4% of the second $1 million, plus 3% of the third $1 million, plus 2% of the fourth $1 million plus 1% of any transaction value in excess of $4 million. In Capston's opinion, however, the traditional Lehman Formula finder's fee minimizes the economic incentive of finder's who are involved in larger transactions.

    In Capston's opinion, the Company and its Stockholders will be better served by accepting a relatively small percentage interest in a relatively large transaction, as opposed to requiring a relatively large percentage interest in a relatively small transaction. The reasons for this belief are numerous. First, Capston believes that the ongoing costs and expenses associated with reporting under the Exchange Act can be a significant burden for a small company. Second, Capston believes that relatively large companies are more likely to thrive and prosper than smaller companies. Third, Capston believes that relatively large companies are better suited to shell transactions than small companies. Finally, Capston believes that a relatively large company will be required to satisfy the minimum entry standards for the NASDAQ Stock Market and the Regional and National Stock Exchanges. For example, the following table outlines the newly-adopted Entry Standards for companies that wish to have their securities listed in the NASDAQ :Small Cap Market:

                     Entry Standards for
                   NASDAQ Small Cap Market

Net  Tangible Assets (Total Asset less Total Liabilities and
Goodwill)                                      $  4,000,000,
or
Market Capitalization                           $50,000,000,
or
Net Income (2 of last 3 years)                 $    750,000

Total Assets                                      N/A
Total Equity                                      N/A
Public Float (Shares)                            1,000,000
Market Value of Float                           $ 5,000,000
Bid Price                                         $ 4.00
Market Makers                                      3
Stockholders                                       300
Operating History (years)                          1 or
Market Capitalization                           $50,000,000

Similarly,  the  following table outlines the  newly-adopted
Entry Standards for companies that wish to have their securities listed in the NASDAQ National Market System:

                     Entry Standards for
                NASDAQ National Market System

Net Tangible Assets      $6,000,000  $18,000,000 N/A
Market capitalization/A  N/A       N/A         5,000,000
Total Assets             N/A       N/A         $75,000,000
Total Revenue            N/A       N/A         $75,000,000
Pre-tax Earnings
 (2 of last 3 years)     $1,000,000            N/A   N/A
Public Float (shares)    1,100,000 1,100,000   1,100,000
Market  Value of Float    $8,000,000             $18,000,000
$20,000,000
Bid Price                $5.00     $5.00       $5.00
Market Makers            3         3           4
Stockholders             400       400         400
Operating History (years)          N/A         2 N/A

    Since the size of the business operation acquired by the Company will, in large part, determine the market where the securities of the combined companies will qualify for listing, Capston intends to use all reasonable efforts to identify and negotiate with the largest possible business combination partners. In furtherance thereof, Capston intends to offer a "reversed stretched Lehman fee" to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the reversed stretched Lehman formula proposed by Capston, the finder may receive 1% of the first $2 million in transaction value, 2% of the second $2 million in transaction value, 3% of the third $2 million in transaction value, 4% of the fourth $2 million in transaction value and 5% of any transaction value in excess of $8 million. Since the Company does not have sufficient financial resources to pay such a finder's fee in cash, it is anticipated that any finder's fees will be paid with shares of the Company's Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finder's fees will be paid to Capston or any of its officers, directors, employees, agents or affiliates without the prior consent of the Stockholders.

Stockholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed finder's fee formula.


    CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED FINDER'S FEE FORMULA. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED FINDER'S FEE FORMULA UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                   APPROVAL OF NAME CHANGE
               AND BUSINESS COMBINATION FORMAT

    In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such a statutory merger, are complex to negotiate and implement and require stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the stockholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the Public Company and due to the large number of public company shares that are customarily issued to stockholders of the privately-held company, those stockholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

    By using an existing public company, a privately-held concern that wants to establish a public market for its stock can start with an existing stockholder base. In addition, there are usually several brokers who will have an interest in the newly reorganized company because they have stock on their books.

    There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the stockholders and brokers associated with the public company, the stockholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal stockholders is essential to ensure that there are no unreported liabilities or other legal problems.

    In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital. If a privately-held company believes that substantial additional capital will be required within the next 6 to 12 months, a reverse takeover transaction may not be the best alternative.

    While the business combination transaction contemplated by the Revised Plan may be structured as a merger or consolidation, Capston believes that the reverse takeover format will be most attractive to potential acquisition targets. Accordingly, Capston is seeking prior stockholder authorization for a reverse takeover transaction that will involve up to 9,500,000 shares of Common Stock. In the event that a proposed business combination will involve the issuance of less than 9,500,000 shares to the owners of the privately-held company, then Capston will be authorized to conclude the business combination without first seeking the approval of the Stockholders. If, on the other hand, the proposed business combination transaction
will  involve  the  issuance of more  than     9,500,000
shares to the owners of the privately-held company, then Capston will seek prior stockholder approval of the proposed transaction, without regard to whether such stockholder approval might be required under Delaware law.

    In connection with a business combination transaction, it is almost certain that management of the acquisition target will require the Company to change its name to one selected by the Board of Directors or stockholders of the acquisition target. Since it is also almost certain that the stockholders of the acquisition target will possess sufficient voting power to cause the Company to change its name after the acquisition, Capston is seeking prior stockholder authorization for a change in the Company's name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Revised Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Revised Plan.

Stockholders Entitled to Vote and Vote Required.

    Authorization of Stock Issuance. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize the issuance of  up  to
   9,500,000 shares of Common Stock to unrelated third in connection with a business combination transaction of the type contemplated by the Revised Plan.


    Authorization of Name Change. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize an amendment to the Company's Certificate of Incorporation to effect a Change in the Company's name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Revised Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Revised Plan.


    CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE EACH OF THE FOREGOING PROPOSALS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST ONE OR MORE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

           Increase in Authorized Capitalization.

     The authorized capitalization of the Company is presently fixed at 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. At September 9, 1996, the Company had 3,439,247 shares of Common Stock issued and outstanding. Thus, at September 9, 1996, there were approximately 6,560,753 authorized shares of Common Stock and 1,000,000 authorized shares of Preferred Stock that were both unissued and not reserved for future issuance.

    Since the Company's business plan contemplates the issuance of up to 9,500,000 shares of Common Stock to the current owners of an unidentified business or businesses, and Capston believes that the Company is likely to need substantial additional financing in the future, although the amount and timing of the Company's future financing requirements is not presently ascertainable,
Capston believes that an increase in the authorized capitalization of the Company is desirable to facilitate the Company's future financing activities. Accordingly, Capston proposes to increase the authorized Preferred Stock of the Company from 1,000,000 shares to 5,000,000 shares, and increase the authorized Common Stock of the Company from 10,000,000 shares to 25,000,000 shares. Under this proposal, the relative rights and limitations of the holders of Preferred and Common Stock would remain unchanged.

    The proposed increase in the authorized capitalization of the Company has been recommended by Capston to assure that an adequate supply of authorized and unissued shares is available to finance the acquisition of suitable business opportunities and the future growth of the Company. In addition, the proposed new shares could also be used for general corporate purposes, such as future stock dividends or stock splits.

    The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. Until the Board determines the specific rights, preferences and limitations of any future series of Preferred Stock, the actual effect on the holders of Common Stock of the issuance of such shares cannot be ascertained. However, such effects might include restrictions on dividends on the Common Stock if dividends on the Preferred Stock are in arrears, dilution of the voting power of the holders of Common Stock to the extent that any series of Preferred Stock has voting rights, and reduction of amounts available on liquidation of the Company as a result of any liquidation preference granted to the holders of any series of Preferred Stock.

    There are no current plans or arrangements relating to the issuance of any additional shares of Common or Preferred Stock proposed to be authorized. In addition, the Company has no present intention to issue shares of Common or Preferred Stock to any person in connection with any acquisition of assets, merger, business combination, exchange of securities or other similar transaction. The terms of any future offering of Common or Preferred Stock will be largely dependent on market conditions and other factors existing at the time of issuance and sale.

    If this proposal is approved by the stockholders, the Board will be authorized to issue additional Common and/or Preferred Stock, from time to time, within the limits authorized by the proposal without further stockholder action, except as may otherwise be provided by law or the Articles of Incorporation as to holders of Preferred Stock. Such additional shares may be issued for cash, property or services, or any combination thereof, and at such price as the Board deems reasonable under the circumstances. The increase in authorized shares of Common Stock and Preferred Stock has not been proposed for an anti-takeover-related purpose and the Board and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of the Company's stock. Nevertheless, the issuance of additional shares by the Company may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management.

Stockholders Entitled to Vote and Vote Required.

    Increase in Common Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy will be required to approve the proposed increase in the Company's authorized Common Stock.


    Increase in Preferred Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy will be required to approve the proposed increase in the Company's authorized Preferred Stock.


    CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED INCREASES IN THE COMPANY'S AUTHORIZED COMMON AND PREFERRED STOCK. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF BOTH PROPOSALS UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSALS OR EXPRESSLY ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                 SECURITY OWNERSHIP OF CERTAIN
              BENEFICIAL OWNERS AND MANAGEMENT


   The following table sets forth the shareholdings of those persons who own more than five percent of the Company's common stock as of the date of this Report:

Name and Address      Number of Shares  Percent of
of Beneficial Owner  Beneficially Owned  of Class

George W. Schiele     1,170,162             34.25%
19 Hill Road
Greenwich, CT. 06830

James M. Fail           476,018             13.93%
c/o NPL Corp.
1700 Daniel Bldg.
Birmingham, AL 35233

Edmund A. Hajim         241,984              7.08%
c/o Furman Selz
230 Park Avenue
New York, N.Y. 10169

Timothy M. Burke        197,162              5.77%
2131 Stateline Road
Niles, Michgan 49120

Capston Network Company      884             0.03%
1612 N. Osceola Avenue
Clearwater, Florida 34615

The above information, with the exception of Capston, is taken from the last filed 10-K for December 31, 1988. The transfer agent nor Capston has no information which would indicate this information is still not the best available.
Capston believes that of these individuals has sole investment and voting power with regard to the securities listed opposite his name.


                   ADDITIONAL INFORMATION

    Capston has engaged the public accounting firm of Want & Ender, C.P.A. of New York, New York to audit the Company's financial statement for the period ending July 12, 1994, and the years ending every year from December 31,1989 to December 31,1995. Capston has also retained the firm of Want & Ender as auditors of various other companies, but has no other relationship with the firm. A representative from the firm of Want & Ender will attend the meeting and be available to answer questions from stockholders.

    Additional materials enclosed herewith include copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission on June 13, 1996 "Exhibit A." The Form 10-K is incorporated herein by this reference and all disclosures herein relating to the Company and its management, business and financial condition are qualified in their entirety by reference to the Form 10-K.

    This solicitation is being conducted by Capston Network Company on behalf of Arnox Corporation The cost of soliciting proxies in the accompanying form will be advanced by Capston and reimbursed by the Company if, as and when a suitable business combination transaction is effected. The cost of solicitation including legal, accounting, printing, mailing and other miscellaneous expenses are estimated at $12,000. To date, Capston's out-of-pocket expenses have been approximately $5,000. There is no known opposition to the solicitation. In addition to solicitations by mail, Directors, officers and regular employees of Capston may solicit proxies by telephone, telegram, fax or personnel solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

    The persons designated as proxies to vote shares at the Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Capston does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Meeting.
                PROXY ARNOX CORPORATION PROXY

   This Proxy is Solicited by Capston Network Co. for the Special Meeting of Stockholders to be Held on March 10, 1997
   The undersigned hereby appoints John L. Petersen and Lisa Duncan, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of common stock of ARNOX CORPORATION which the undersigned is entitled to vote at a special meeting of Stockholders to be held at 3:00 p.m. on Monday, March 10, 1997, in the Cardita Room of the Sheraton at Sand Key 430 S., 1160 Gulf Blvd., Clearwater Beach, Florida, and at any and all adjournments thereof:

1. FOR the election of Sally A. Fonner to serve as the sole member of the Board of Directors until the 1998 annual Meeting of stockholders, or until her successor is elected and qualified
      nFOR      n  WITHHOLD
2.    PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION.
(a)To effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of one (1) share of new Common Stock for each 11.4642 shares presently outstanding so that immediately thereafter the Company will have a total of 300,000 shares issued and outstanding
      nFOR   nAGAINST   nABSTAIN
 (b)   To increase the authorized Common Stock of the
Company to 25,000,000 shares.
      nFOR   nAGAINST   nABSTAIN
 (c) To increase the authorized Preferred Stock of the Company to 5,000,000 shares.
      nFOR   nAGAINST   nABSTAIN
3. PROPOSED COMPENSATION SHARE ISSUANCE. To approve the issuance of 200,000 shares of Common Stock to persons designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan.
      nFOR   nAGAINST   nABSTAIN
4. TO consider and vote upon a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders. who introduce the Company to a suitable acquisition prospect.
             nFOR     nAGAINST
nABSTAIN

5. PROPOSED AUTHORIZATION OF STOCK ISSUANCE. To authorize the Board of Directors to (i) change the Company's name and (ii) issue up to 9,500,000 shares of Common Stock to unrelated third parties, all without prior stockholder approval, in connection with a business combination transaction of the type contemplated by the Revised Plan.
      nFOR   nAGAINST   nABSTAIN
6. IN their discretion Upon such other matters which may properly come before the meeting and any adjournment thereof.
      nFOR   nAGAINST   nABSTAIN

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
   MANNER DIRECTED HEREIN. UNLESS OTHERWISE SPECIFIED, THE
  SHARES WILL BE VOTED FOR THE DIRECTOR NOMINEE AND FOR ALL
                         PROPOSALS.
      The undersigned hereby revokes any Proxy previously given in respect of the Annual Meeting.


Dated: _____________________, 1997
_______________________________________
      Signature of Stockholder(s)Note: Signature should agree with the name on stock certificate as printed thereon.
      Executors, administrators and
      other fiduciaries should so indicate when signing.

 nI Revised Plan to personally attend the Special Meeting of the Stockholders
                PLEASE MARK YOUR VOTE, DATE, SIGN AND RETURN
                         THIS PROXY
            IN THE ENCLOSED ENVELOPE.  THANK YOU.